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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


                                October 23, 2003
                        ---------------------------------
                        (Date of earliest event reported)



                              TB WOOD'S CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                    1-14182                    25-1771145
------------------------         -----------               -------------------
(State of incorporation)         (Commission                 (IRS Employer
                                 File Number)              Identification No.)

       440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA            17201
       ----------------------------------------          ----------
       (Address of principal executive office)           (Zip Code)


                                  717-264-7161
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                   No Change
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         (a)      Not applicable
         (b)      Not applicable
         (c)      Exhibits

         Exhibit 99.1 Press Release of the Company regarding financial performance for the quarter Ended September 26, 2003, dated October 23, 2003

Item 9.  Regulation FD Disclosure

On October 23, 2003, the Company issued a press release describing the Company's financial results for the quarter ended September 26, 2003.

The information in this report is being furnished in place of Item 12 of Form 8-K, Results of Operations and Financial Condition, in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD'S CORPORATION


By /s/ Joseph C. Horvath
-----------------------------------
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: October 24, 2003

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                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------
    99.1           Press Release of the Company, dated July 24, 2003